Exhibit 10.6

After Recording Return To:
Treadwell Syfan
P. O. Box 3280
Gainesville, GA 30503
ASSIGNMENT OF LEASE AGREEMENT

THIS ASSIGNMENT OF LEASE AGREEMENT, dated as of June 1, 2020 (the “Assignment”), is from GAINESVILLE AND HALL COUNTY DEVELOPMENT AUTHORITY (the “Authority”) to FOX FACTORY, INC., as bondholder (in such capacity, the “Bondholder”).
WITNESSETH
WHEREAS, the Authority has authorized the issuance of its not to exceed $75,000,000 aggregate principal amount Taxable Industrial Development Revenue Bonds (Fox Factory, Inc. Project), Series 2020 (the “Series 2020 Bonds” or the “Bonds”); and
WHEREAS, the Bonds were issued under and secured by a Financing Agreement, dated as of June 1, 2020 (the “Financing Agreement”) between the Authority and the Bondholder; and
WHEREAS, pursuant to a Lease Agreement, dated as of June 1, 2020 (the “Lease Agreement”), between the Authority and Fox Factory, Inc., as lessee (in such capacity, the “Lessee”), the Authority has agreed to lease the Project (as defined in said Lease Agreement) to the Lessee and the Lessee agreed, among other things, to make rental payments to the Authority sufficient to pay, among other things, all debt service on the Bonds and certain other expenses; and
WHEREAS, a Short Form Lease Agreement incorporating the Lease Agreement by reference is recorded in Deed Book ______, pages ______, Hall County, Georgia Deed Records (the “Short Form Lease”); and
WHEREAS, pursuant to the Financing Agreement, the Lease Agreement is being assigned on a first priority basis to the Bondholder to secure payment of the Bonds; and
WHEREAS, the Authority has agreed to execute this Assignment to evidence the assignment of its right, title and interest in and to the Lease Agreement to the Bondholder pursuant to the Financing Agreement;
NOW, THEREFORE, the Authority, intending to be legally bound, by these presents does hereby grant, bargain, sell, convey, alienate, assign, transfer and set over unto the Bondholder and to it and its assigns forever for the benefit of the Bondholder, all and singular, the Lease Agreement and the Short Form Lease and the rights of the Authority under and pursuant to the terms thereof, and all rental payments and other payments receivable by the Authority thereunder (except for certain indemnification rights provided therein). The Project which is the subject of the Lease Agreement and the Short Form Lease is more particularly described in the Short Form Lease, which Short Form Lease is incorporated herein and by reference made a part hereof.

IN WITNESS WHEREOF, the Authority has executed this Assignment of Lease Agreement under seal, the day and year first above written.

GAINESVILLE AND HALL COUNTY DEVELOPMENT AUTHORITY
By: /s/ Philip A. Wilheit
Chairman
Attest: /s/T. Treadwell Syfan
Secretary

As to the Issuer, signed and sealed and delivered in the presence of:
By: /s/ Lisa F. Smith
Witness
By: /s/ Sandra K. Jones
Notary Public
My commission expires: July 10, 2023